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                                                                Exhibit 10.16(b)

                             AMENDMENT NO. 1 TO THE
                  PAYLESS CASHWAYS 1992 INCENTIVE STOCK PROGRAM


         The Payless Cashways 1992 Incentive Stock Program (the "1992 Stock Program"), effective July 15, 1992, is hereby amended as follows:


         1. Section 2. Administration: Section 2 of the 1992 Stock Program is hereby amended by deleting the phrase "disinterested persons" in the first sentence and substituting the phrase "non-employee directors".

         2. Section 6. Incentive Stock Option Plan: Section 6 of the 1992 Stock Program is hereby amended by deleting in its entirety the last sentence of said section.

         3. Section 7. Non-qualified Stock Option Plan: Section 7 of the 1992 Stock Program is hereby amended by deleting in its entirety the last sentence of said section.

         4. Section 8. Stock Appreciation Rights Plan: Section 8 of the 1992 Stock Program is hereby amended by deleting in its entirety subsection (c) and renumbering subsections (d) and
                  (e) to subsections (c) and (d).

         5. Section 9. Restricted Stock Awards Plan: Section 9 of the 1992 Stock Program is hereby amended by deleting in its entirety the last sentence of said section.

         6. Section 11. Nontransferability: Section 11 of the 1992 Stock Program is hereby amended by inserting the phase "Incentive Stock Option and, unless otherwise determined by the Committee, each Non-Qualified" after the word "Each" in the first sentence of said section.

         7. Section 12. Other Provisions: Section 12 of the 1992 Stock Program is hereby amended by deleting in its entirety the phase "have been owned for at least six months and" in the first sentence of said section.

         8. Section 17. Adjustment Provisions: Section 17 of the 1992 Stock Program is hereby amended by deleting the phrase "Subject to the six-month holding requirement of paragraphs 6, 7, 8(c) and 9 but" at the beginning of the first sentence of the third paragraph of said section and capitalizing the word "notwithstanding".


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         9.       Section 18.  Amendment and Termination of Program:  Section 18
                  of the 1992 Stock Program is hereby amended by deleting in its entirety the last sentence of said section.

         10. Section 19. Shareholder Approval: Section 18 of the 1992 Stock Program is hereby amended by inserting the phrase "and approved by the shareholders of the Company on July 15, 1992." at the end of the first sentence of said section and deleting in its entirety the last sentence of said sentence.

                  THIS AMENDMENT is made as of and effective December 12, 1996.


                                                    PAYLESS CASHWAYS, INC.


                                                    BY:  /s/ David Stanley
                                                        ------------------

ATTEST:

/s/ E. J. Holland, Jr.
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